Listing Report:Supplement No. 3 dated Feb 02, 2013 to Prospectus dated Feb 01, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights

This Listing Report amends the Listing Report previously filed on February 04, 2013 to make clear that Prosper Funding LLC is offering the Borrower Payment Dependent Notes (“Notes”) referred to in such Listing Report. This Listing Report supplements the prospectus dated February 04, 2013 and provides information about each loan request (referred to as a “listing”) and series of Notes Prosper Funding LLC is currently offering.  Prospective investors should read this Listing Report supplement together with the prospectus dated Feb 01, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Feb 01, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 702369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$123.86

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1974	Debt/Income ratio:	38%
Credit score:	660-679 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 16	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,747	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	capital-ferret0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan:
This loan will be used to...pay off medical/dental bills.

My financial situation: good
I am a good candidate for this loan because...I pay all my bills on time. I am a hard worker and have not missed a day from work. I have a good work ethic and am a responsible person who needs a little help with the bills.

Monthly net income: $3900
Monthly expenses: $3200 which includes the following:
Housing: $250
Insurance: $107
Car expenses: $349
Utilities: $270
Phone, cable, internet: $160
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $1800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 706703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$183.25

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1992	Debt/Income ratio:	44%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,805	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	glimmering-duty8	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit card debt, which was caused by my mother getting sick and the need to hire help to take care of her.

My financial situation:
I am a good candidate for this loan because...
I'm responsible and reliable and in good physical shape, so I should still be around and working for at least another 3 years, which is the time this loan will paid off.

Monthly net income: $1500
Monthly expenses: $1465
Housing: $780
Insurance: $90
Car expenses: $80
Utilities: $ Included under housing
Phone, cable, internet: $65
Food, entertainment: $250
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 706889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.75%
Term:	60 months

Lender yield:	25.92%	Borrower rate/APR:	26.92% / 29.55%	Monthly payment:	$304.88

Lender servicing fee:	1.00%	Effective Yield*:	23.78%
		Estimated return*:	13.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-2002	Debt/Income ratio:	27%
Credit score:	640-659 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,043	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	terrific-moola460	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 8% )	660-679 (Dec-2011)
Principal balance:	$2,889.44	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 706997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.99%
Term:	60 months

Lender yield:	17.47%	Borrower rate/APR:	18.47% / 20.88%	Monthly payment:	$513.00

Lender servicing fee:	1.00%	Effective Yield*:	16.59%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1993	Debt/Income ratio:	22%
Credit score:	760-779 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	21y 1m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,717	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	purposeful-wampum977	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.74%
Term:	60 months

Lender yield:	16.97%	Borrower rate/APR:	17.97% / 20.37%	Monthly payment:	$380.66

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	11.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	33%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,352	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	angelfire_ch	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2012)
Principal balance:	$2,582.70	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Large Purchases
Purpose of loan:
Pay off some debt and be the down payment on the purchase of a home.

My financial situation:
I am a good candidate for this loan because I am very consistent with paying monthly bills. Buying a home will allow my family to get a better grip on our finances. We strive to live below our means and are working on bringing our whole house into that same mindset.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$293.21

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1989	Debt/Income ratio:	8%
Credit score:	700-719 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,667	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	point-orchestra2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off a couple of credit cards that I had to use to put a new well and softener in at my home.

My financial situation:
I am a good candidate for this loan because I have a good job and want to keep my credit in good standing.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.74%
Term:	36 months

Lender yield:	9.34%	Borrower rate/APR:	10.34% / 13.14%	Monthly payment:	$97.28

Lender servicing fee:	1.00%	Effective Yield*:	9.05%
		Estimated return*:	6.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2000	Debt/Income ratio:	6%
Credit score:	780-799 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,941	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	value-injector0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 706946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.74%
Term:	12 months

Lender yield:	10.09%	Borrower rate/APR:	11.09% / 16.80%	Monthly payment:	$884.24

Lender servicing fee:	1.00%	Effective Yield*:	9.58%
		Estimated return*:	4.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Feb-2013)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,142	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	loyalty-singularity9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$547.05

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1989	Debt/Income ratio:	19%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,238	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	pound-investor055	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$790.92

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1981	Debt/Income ratio:	29%
Credit score:	780-799 (Jan-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Religious
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,023	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	waileagold	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff credit card loans.

My financial situation:
I am a good candidate for this loan because...I have a steady employment record with my present employer and also I retired from Delta Air Lines with amost 30yrs service and all current bills are paid ontime.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.75%
Term:	60 months

Lender yield:	29.97%	Borrower rate/APR:	30.97% / 33.71%	Monthly payment:	$131.81

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	13.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1993	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Feb-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,413	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	a-gallant-hope	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 89% )	620-639 (Latest)
Principal borrowed:	$18,092.73	< 31 days late:	3 ( 11% )	640-659 (Mar-2012) 660-679 (Jun-2011)
Principal balance:	$13,728.82	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Household Expenses
Purpose of loan:
This loan will be used to delegate expenses.

My financial situation:
I am a good candidate for this loan because I have successfully paid off previous prosper loan and other loans before the end of term and I'm current on all my debt payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.49%
Term:	36 months

Lender yield:	11.03%	Borrower rate/APR:	12.03% / 14.86%	Monthly payment:	$664.57

Lender servicing fee:	1.00%	Effective Yield*:	10.61%
		Estimated return*:	7.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1999	Debt/Income ratio:	28%
Credit score:	720-739 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,927	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	impartial-transparency552	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Consolidate debt from multiple credit cards to only one for faster payoff.
My financial situation:
I am a good candidate for this loan because...
I have never defaulted on loan/been late on payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$219.91

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2003	Debt/Income ratio:	9%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,212	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	tender-principal469	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Finish home improvements. Sealing tile in kitchen and restrooms. Pay contractor to add additional outlets and finish home audio wiring.
My financial situation: new home owner.
I am a good candidate for this loan because... I have a good job.

Monthly net income: $ 10,000.00
Monthly expenses: $
Housing: $ 3,178.91
Insurance: $ 400.00
Car expenses: $ 300.00
Utilities: $ 100.00
Phone, cable, internet: $ 200.00
Food, entertainment: $ 600.00
Clothing, household expenses: $ 200.00
Credit cards and other loans: $ 800.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.74%
Term:	60 months

Lender yield:	20.53%	Borrower rate/APR:	21.53% / 24.02%	Monthly payment:	$328.23

Lender servicing fee:	1.00%	Effective Yield*:	19.24%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2000	Debt/Income ratio:	18%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,271	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	gatherer538	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay off cards

My financial situation: very good
I am a good candidate for this loan because I have a good payment history

Monthly net income: $4000
Monthly expenses: 200
Housing: $1000
Insurance: $100
Car expenses: $
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.49%
Term:	60 months

Lender yield:	16.52%	Borrower rate/APR:	17.52% / 19.91%	Monthly payment:	$251.33

Lender servicing fee:	1.00%	Effective Yield*:	15.76%
		Estimated return*:	11.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2001	Debt/Income ratio:	22%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,712	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	community-authority0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... pay off credit cad debt

My financial situation:
I am a good candidate for this loan because.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 707962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1997	Debt/Income ratio:	19%
Credit score:	640-659 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,203	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	106%
		Homeownership:	No
Screen name:	wonderful-loyalty783	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $15000
Monthly expenses: $4000
Housing: $200
Insurance: $161
Car expenses: $0
Utilities: $200
Phone, cable, internet: $230
Food, entertainment: $600
Clothing, household expenses: $
Credit cards and other loans: $600
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 708004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.24%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1989	Debt/Income ratio:	24%
Credit score:	740-759 (Feb-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,749	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	MoneyLoad	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt

My financial situation:
I am a good candidate for this loan because I have a stable job history and have never missed a payment on any loans or credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 708154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$237.85

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Feb-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,950	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	ideal-balance4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 73% )	760-779 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	4 ( 27% )	780-799 (Apr-2011) 760-779 (Feb-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt accumulated over the holidays, which is currently spread out over multiple vendors.

My financial situation:
Monthly net income: $3,700
Monthly expenses:
Housing: $1400
Insurance: $250
Car expenses: $410
Utilities: $320
Phone, cable, internet: $300
Food, entertainment: $350
Clothing, household expenses: $200
Credit cards and other loans: $600
Other expenses: $500.00

I am a good candidate for this loan because...
I consistently and reliably pay my bills on time every month.
Also, this will be my 2nd prosper loan. My 1st prosper loan was for $7500 which I paid off early.
Information in the Description is not verified.